Certain information in this Supplemental Information Package contains Non-GAAP financial measures. These Non-GAAP financial measures are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 15 for a definition of these Non-GAAP financial measures and page 7 for the reconciliation of certain captions in the Supplemental Information Package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-K.

UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	2

Financial Highlights

(unaudited)

	Three Months Ended
	3/31/2019	3/31/2018
Operating Information
Number of Communities	118	112
Number of Sites	21,510	20,015
Rental and Related Income	$30,643,717	$27,270,477
Community Operating Expenses (1)	$14,769,003	$12,754,816
Community NOI (1)	$15,874,714	$14,515,661
Expense Ratio (1)	48.2%	46.8%
Sales of Manufactured Homes	$3,643,714	$2,525,487
Number of Homes Sold	66	54
Number of Rentals Added	153	165
Net Income (Loss) (2)	$11,037,393	$(22,208,337)
Net Income (Loss) Attributable to Common Shareholders (2)	$5,914,136	$(27,154,510)
Adjusted EBITDA	$15,932,405	$14,958,509
FFO Attributable to Common Shareholders (2)	$14,686,423	$(19,544,171)
Core FFO Attributable to Common Shareholders	$6,090,657	$6,354,648
Normalized FFO Attributable to Common Shareholders	$6,465,907	$6,334,541

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding-
Basic	38,644,540	35,907,090
Diluted	38,894,928	35,907,090
Net Income (Loss) Attributable to Common Shareholder per Share-
Basic (2)	$0.16	$(0.76)
Diluted (2)	$0.15	$(0.76)
FFO per Share- Diluted (2)	$0.38	$(0.54)
Core FFO per Share- Diluted	$0.16	$0.18
Normalized FFO per Share- Diluted	$0.17	$0.18
Dividends per Common Share	$0.18	$0.18

Balance Sheet
Total Assets	$899,708,495	$814,973,251
Total Liabilities	$465,013,984	$368,424,684

Market Capitalization
Total Debt, Net of Unamortized Debt Issuance Costs	$444,378,136	$353,699,718
Equity Market Capitalization	$551,348,315	$486,932,441
Series B Preferred Stock	$95,030,000	$95,030,000
Series C Preferred Stock	$143,750,000	$143,750,000
Series D Preferred Stock	$50,000,000	$50,000,000
Total Market Capitalization	$1,284,506,451	$1,129,412,159

(1) Excludes a one-time settlement of a utility billing dispute of $375,250 over a prior ten-year period.

(2) Includes increase (decrease) in fair value of marketable securities.

UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	3

Consolidated Balance Sheets

	March 31, 2019	December 31, 2018
	(unaudited)
ASSETS
Investment Property and Equipment
Land	$68,157,110	$68,154,110
Site and Land Improvements	535,913,016	533,547,154
Buildings and Improvements	25,280,722	25,156,183
Rental Homes and Accessories	262,897,007	254,598,641
Total Investment Property	892,247,855	881,456,088
Equipment and Vehicles	19,108,204	18,791,688
Total Investment Property and Equipment	911,356,059	900,247,776
Accumulated Depreciation	(205,673,494)	(197,208,363)
Net Investment Property and Equipment	705,682,565	703,039,413

Other Assets
Cash and Cash Equivalents	7,347,672	7,433,470
Marketable Securities at Fair Value	108,700,249	99,595,736
Inventory of Manufactured Homes	22,684,571	23,703,322
Notes and Other Receivables, net	32,651,660	31,493,555
Prepaid Expenses and Other Assets	10,388,355	6,195,596
Land Development Costs	12,253,423	9,441,025
Total Other Assets	194,025,930	177,862,704

TOTAL ASSETS	$899,708,495	$880,902,117

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of Unamortized Debt Issuance Costs	$329,322,659	$331,093,063
Other Liabilities
Accounts Payable	4,665,854	3,873,445
Loans Payable, net of Unamortized Debt Issuance Costs	115,055,477	107,985,353
Accrued Liabilities and Deposits	9,995,464	7,410,055
Tenant Security Deposits	5,974,530	5,842,161
Total Other Liabilities	135,691,325	125,111,014
Total Liabilities	465,013,984	456,204,077

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series B - 8.0% Cumulative Redeemable Preferred Stock, par value $0.10 per share: 4,000,000 shares authorized; 3,801,200 shares issued and outstanding as of March 31, 2019 and December 31, 2018	95,030,000	95,030,000
Series C- 6.75% Cumulative Redeemable Preferred Stock, par value $0.10 per share; 5,750,000 shares authorized, issued and outstanding as of March 31, 2019 and December 31, 2018	143,750,000	143,750,000
Series D - 6.375% Cumulative Redeemable Preferred Stock, par value $0.10 per share, 2,300,000 shares authorized; 2,000,000 shares issued and outstanding as of March 31, 2019 and December 31, 2018	50,000,000	50,000,000
Common Stock – $0.10 par value per share: 111,363,800 shares authorized; 39,158,261 and 38,320,414 shares issued and outstanding as of March 31, 2019 and December 31, 2018, respectively	3,915,826	3,832,041
Excess Stock – $0.10 par value per share: 3,000,000 shares authorized; no shares issued or outstanding as of March 31, 2019 and December 31, 2018	-0-	-0-
Additional Paid-In Capital	167,362,467	157,449,781
Undistributed Income (Accumulated Deficit)	(25,363,782)	(25,363,782)
Total Shareholders’ Equity	434,694,511	424,698,040

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$899,708,495	$880,902,117

UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	4

Consolidated Statements of Income (Loss)

(unaudited)

	Three Months Ended
	3/31/2019	3/31/2018
INCOME:
Rental and Related Income	$30,643,717	$27,270,477
Sales of Manufactured Homes	3,643,714	2,525,487
TOTAL INCOME	34,287,431	29,795,964

EXPENSES:
Community Operating Expenses	15,144,253	12,754,816
Cost of Sales of Manufactured Homes	2,589,169	1,980,171
Selling Expenses	1,091,022	804,072
General and Administrative Expenses	2,174,633	2,358,556
Depreciation Expense	8,751,311	7,594,634
TOTAL EXPENSES	29,750,388	25,492,249

OTHER INCOME (EXPENSE):
Interest Income	515,183	470,230
Dividend Income	1,937,414	2,425,140
Gain on Sales of Marketable Securities, net	-0-	20,107
Increase (Decrease) in Fair Value of Marketable Securities	8,595,766	(25,898,819)
Other Income	119,505	67,463
Interest Expense	(4,646,542)	(3,580,468)
TOTAL OTHER INCOME (EXPENSE)	6,521,326	(26,496,347)

Income (Loss) before Loss on Sales of Investment Property and Equipment	11,058,369	(22,192,632)
Loss on Sales of Investment Property and Equipment	(20,976)	(15,705)
NET INCOME (LOSS)	11,037,393	(22,208,337)

Less: Preferred Dividends	(5,123,257)	(4,946,173)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$5,914,136	$(27,154,510)

UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	5

Consolidated Statements of Cash Flows

(unaudited)

	Three Months Ended
	3/31/2019	3/31/2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$11,037,393	$(22,208,337)
Non-Cash Items Included in Net Income (Loss):
Depreciation	8,751,311	7,594,634
Amortization of Financing Costs	186,659	154,881
Stock Compensation Expense	390,683	282,062
Provision for Uncollectible Notes and Other Receivables	240,328	294,405
Gain on Sales of Marketable Securities, net	-0-	(20,107)
(Increase) Decrease in Fair Value of Marketable Securities	(8,595,766)	25,898,819
Loss on Sales of Investment Property and Equipment	20,976	15,705
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	1,018,751	(1,412,332)
Notes and Other Receivables	(1,398,433)	(652,660)
Prepaid Expenses and Other Assets	(2,987,493)	270,173
Accounts Payable	792,409	158,507
Accrued Liabilities and Deposits	2,585,409	(205,094)
Tenant Security Deposits	132,369	119,163
Net Cash Provided by Operating Activities	12,174,596	10,289,819

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Investment Property and Equipment	(12,104,430)	(10,468,059)
Proceeds from Sales of Investment Property and Equipment	688,991	535,927
Additions to Land Development Costs	(2,812,398)	(1,281,690)
Purchase of Marketable Securities	(508,747)	(6,526,883)
Proceeds from Sales of Marketable Securities	-0-	268,675
Net Cash Used in Investing Activities	(14,736,584)	(17,472,030)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net (Payments) Proceeds from Short Term Borrowings	7,026,906	(34,305,218)
Principal Payments of Mortgages	(1,908,904)	(1,714,549)
Financing Costs on Debt	(4,941)	(35,000)
Proceeds from Issuance of Preferred Stock, net of Offering Costs	-0-	48,247,280
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	8,867,710	9,357,099
Proceeds from Exercise of Stock Options	-0-	133,920
Preferred Dividends Paid	(5,123,257)	(4,680,547)
Common Dividends Paid, net of Dividend Reinvestments	(5,176,058)	(5,798,374)
Net Cash Provided by Financing Activities	3,681,456	11,204,611

NET INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	1,119,468	4,022,400
CASH, CASH EQUIVALENTS AND RESTRICTED CASH – BEGINNING OF PERIOD	12,777,411	27,891,249
CASH, CASH EQUIVALENTS AND RESTRICTED CASH – END OF PERIOD	$13,896,879	$31,913,649

UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	6

Reconciliation of Net Income (Loss) to Adjusted EBITDA and Net Income (Loss) Attributable to Common Shareholders to FFO, Core FFO and Normalized FFO

(unaudited)

	Three Months Ended
	3/31/2019	3/31/2018
Reconciliation of Net Income to Adjusted EBITDA

Net Income (Loss)	$11,037,393	$(22,208,337)
Interest Expense	4,646,542	3,580,468
Franchise Taxes	92,925	92,925
Depreciation Expense	8,751,311	7,594,634
(Increase) Decrease in Fair Value of Marketable Securities	(8,595,766)	25,898,819

Adjusted EBITDA	$15,932,405	$14,958,509

Reconciliation of Net Income (Loss) Attributable to Common Shareholders to Funds from Operations

Net Income (Loss) Attributable to Common Shareholders	$5,914,136	$(27,154,510)
Depreciation Expense	8,751,311	7,594,634
Loss on Sales of Depreciable Assets	20,976	15,705

Funds from Operations (“FFO”) Attributable to Common Shareholders	14,686,423	(19,544,171)

Adjustments:
(Increase) Decrease in Fair Value of Marketable Securities	(8,595,766)	25,898,819

Core Funds from Operations (“Core FFO”) Attributable to Common Shareholders	6,090,657	6,354,648

Adjustments:
Settlement of Utility Billing Dispute Over a Prior 10-Year Period	375,250	-0-
Gain on Sales of Marketable Securities, net	-0-	(20,107)

Normalized Funds from Operations (“Normalized FFO”) Attributable to Common Shareholders	$6,465,907	$6,334,541

UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	7

Market Capitalization, Debt and Coverage Ratios

(unaudited)

	Three Months Ended				Year Ended
	3/31/2019		3/31/2018		12/31/2018
Shares Outstanding	39,158,261		36,311,144		38,320,414
Market Price Per Share	$14.08		$13.41		$11.84
Equity Market Capitalization	$551,348,315		$486,932,441		$453,713,702
Total Debt	444,378,136		353,699,718		439,078,416
Preferred	288,780,000		288,780,000		288,780,000
Total Market Capitalization	$1,284,506,451		$1,129,412,159		$1,181,572,118

Total Debt	$444,378,136		$353,699,718		$439,078,416
Less: Cash and Cash Equivalents	(7,347,672)		(25,951,970)		(7,433,470)
Net Debt	437,030,464		327,747,748		431,644,946
Less: Marketable Securities at Fair Value (“Securities”)	(108,700,249)		(113,343,772)		(99,595,736)
Net Debt Less Securities	$328,330,215		$214,403,976		$332,049,210

Interest Expense	$4,646,542		$3,580,468		$16,038,585
Capitalized Interest	336,386		307,197		1,036,307
Preferred Dividends	5,123,257		4,946,173		20,315,944
Total Fixed Charges	$10,106,185		$8,833,838		$37,390,836

Adjusted EBITDA	$15,932,405		$14,958,509		$63,541,619

Debt and Coverage Ratios

Net Debt / Total Market Capitalization	34.0%		29.0%		36.5%

Net Debt Plus Preferred / Total Market Capitalization	56.5%		54.6%		61.0%

Net Debt Less Securities / Total Market Capitalization	25.6%		19.0%		28.1%

Net Debt Less Securities Plus Preferred / Total Market Capitalization	48.0%		44.6%		52.5%

Interest Coverage	3.2	x	3.8	x	3.7	x

Fixed Charge Coverage	1.6	x	1.7	x	1.7	x

Net Debt / Adjusted EBITDA	6.9	x	5.5	x	6.8	x

Net Debt Less Securities / Adjusted EBITDA	5.2	x	3.6	x	5.2	x

Net Debt Plus Preferred / Adjusted EBITDA	11.4	x	10.3	x	11.3	x

Net Debt Less Securities Plus Preferred / Adjusted EBITDA	9.7	x	8.4	x	9.8	x

UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	8

Debt Analysis

(unaudited)

	Three Months Ended		Year Ended
	3/31/2019	3/31/2018	12/31/2018
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages	$332,502,607	$306,746,237	$334,411,425
Total Mortgages Before Unamortized Debt Issuance Costs	332,502,607	306,746,237	334,411,425
Unamortized Debt Issuance Costs	(3,179,948)	(3,429,056)	(3,318,362)
Mortgages, Net of Unamortized Debt Issuance Costs	$329,322,659	$303,317,181	$331,093,063
Loans Payable:
Unsecured Line of Credit	$50,000,000	$15,000,000	$50,000,000
Other Loans Payable	65,444,298	35,460,606	58,417,479
Total Loans Before Unamortized Debt Issuance Costs	115,444,298	50,460,606	108,417,479
Unamortized Debt Issuance Costs	(388,821)	(78,069)	(432,126)
Loans, Net of Unamortized Debt Issuance Costs	$115,055,477	$50,382,537	$107,985,353

Total Debt, Net of Unamortized Debt Issuance Costs	$444,378,136	$353,699,718	$439,078,416

% Fixed/Floating
Fixed	75.7%	87.7%	77.0%
Floating	24.3%	12.3%	23.0%
Total	100.0%	100.0%	100.0%

Weighted Average Interest Rates (1)
Mortgages Payable	4.29%	4.24%	4.29%
Loans Payable	4.40%	3.32%	4.20%
Total Average	4.32%	4.11%	4.27%

Weighted Average Maturity (Years)
Mortgages Payable	6.0	6.7	6.3

(1) Weighted average interest rates do not include the effect of unamortized debt issuance costs.

UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	9

Debt Maturity

(unaudited)

As of 3/31/19:
Fiscal Year Ended	Mortgages	Loans		Total	% of Total
2019	$2,311,081	$20,435,696		$22,746,777	5.1%
2020	11,631,807	10,194,792		21,826,599	4.9%
2021	2,147,637	350,256		2,497,893	0.6%
2022	20,294,528	51,062,318	(1)	71,356,846	15.9%
2023	60,869,190	542,128		61,411,318	13.7%
Thereafter	235,248,364	32,859,108		268,107,472	59.8%

Total Debt Before Unamortized Debt Issuance Cost	332,502,607	115,444,298		447,946,905	100.0%

Unamortized Debt Issuance Cost	3,179,948	388,821		3,568,769

Total Debt, Net of Unamortized Debt Issuance Costs	$329,322,659	$115,055,477		$444,378,136

(1) Includes $50 million balance outstanding on the Company’s Line of Credit due November 2022, with an additional one year option.

UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	10

Securities Portfolio Performance

Year Ended	Securities Available for Sale	Dividend Income	Net Realized Gain on Sale of Securities	Net Realized Gain on Sale of Securities & Dividend Income
2010	$28,757,477	$1,762,609	$2,027,943	$3,790,552
2011	43,298,214	2,512,057	2,692,649	5,204,706
2012	57,325,440	3,243,592	4,092,585	7,336,177
2013	59,254,942	3,481,514	4,055,812	7,537,326
2014	63,555,961	4,065,986	1,542,589	5,608,575
2015	75,011,260	4,399,181	204,230	4,603,411
2016	108,755,172	6,636,126	2,285,301	8,921,427
2017	132,964,276	8,134,898	1,747,528	9,882,426
2018	99,595,736	10,367,155	20,107	10,387,262
2019*	108,700,249	1,937,414	-0-	1,937,414
		$46,540,532	$18,668,744	$65,209,276

*For the three months ended March 31,2019.

UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	11

Property Summary and Snapshot

(unaudited)

	3/31/2019	3/31/2018	% Change

Communities	118	112	5.4%
Developed Sites	21,510	20,015	7.5%
Occupied	17,818	16,325	9.1%
Occupancy %	82.8%	81.9%	90	bps
Total Rentals	6,665	5,772	15.5%
Occupied Rentals	6,237	5,465	14.1%
Rental Occupancy %	93.6%	94.7%	-110	bps
Monthly Rent Per Site	$440	$434	1.4%
Monthly Rent Per Home Rental Including Site	$749	$732	2.3%

State	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental
		(1)		(1)								(2)
Indiana	14	1,104	870	234	3,982	3,302	82.9%	$390	1,392	1,322	95.0%	$748
Maryland	1	77	10	67	62	57	91.9%	$495	-0-	-0-	N/A	N/A
Michigan	2	68	68	-0-	354	268	75.7%	$454	184	175	95.1%	$755
New Jersey	4	349	187	162	1,006	947	94.1%	$625	38	33	86.8%	$948
New York	7	617	308	309	1,160	980	84.5%	$530	318	302	95.0%	$897
Ohio	35	1,680	1,214	466	5,905	4,736	80.2%	$388	1,808	1,695	93.8%	$684
Pennsylvania	48	2,087	1,728	359	7,342	5,928	80.7%	$458	2,119	1,936	91.4%	$776
Tennessee	7	413	321	92	1,699	1,600	94.2%	$462	806	774	96.0%	$762
Total as of March 31, 2019	118	6,395	4,706	1,689	21,510	17,818	82.8%	$440	6,665	6,237	93.6%	$749

(1) Total and Vacant Acreage of 220 for the Mountain View Estates property is included in the above summary.

(2) Includes home and site rent charges.

UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	12

Same Property Statistics

(unaudited)

	For Three Months Ended
	3/31/2019		3/31/2018	Change	% Change
Community Net Operating Income

Rental and Related Income	$29,040,731		$27,207,923	$1,832,808	6.7%
Community Operating Expenses	13,222,772	(1)	12,106,115	1,116,657	9.2%

Community NOI	$15,817,959		$15,101,808	$716,151	4.7%

	As of
	3/31/2019	3/31/2018	Change

Total Sites	19,903	19,879	0.1%
Occupied Sites	16,541	16,290	1.5%
Occupancy %	83.1%	81.9%	120bps
Number of Properties	112	112	N/A
Total Rentals	6,408	5,733	11.8%
Occupied Rentals	6,008	5,430	10.6%
Rental Occupancy	93.8%	94.7%	-90bps
Monthly Rent Per Site	$447	$434	3.0%
Monthly Rent Per Home Including Site	$753	$732	2.9%

Same Property includes all properties owned as of January 1, 2018, with the exception of Memphis Blues.

(1) Excludes a one-time settlement of a utility billing dispute of $375,250 over a prior ten-year period.

UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	13

Acquisition Summary

At Acquisition:
Year of Acquisition	Number of Communities	Sites	Occupied Sites	Occupancy %	Price	Total Acres
2016	3	289	215	74%	$7,277,000	219
2017	11	1,997	1,333	67%	$63,290,000	602
2018	6	1,615	1,271	79%	$59,093,000	494

## Property Portfolio

Marcellus & Utica Shale Region
Acquired prior to 2017
101 communities and 17,900 sites
Acquired in 2017
11 communities and 2,000 sites
Acquired in 2018
6 communities and 1,600 sites
220 acres to be developed into a
manufactured home community

**Acreage**
Total - 6,400

3,300
52%
3,100
48%

Marcellus & Utica Shale Acreage
72 communities and 10,900 sites

Non Marcellus & Utica Shale Acreage

**Communities**
Total - 118

Maryland 1%
Michigan 2%
New Jersey 3%
Tennessee 6%
New York 6%
Indiana 12%
Pennsylvania 41%
Ohio 29%

21,500 sites

UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	14

Definitions

Investors and analysts following the real estate industry utilize funds from operations available to common shareholders (“FFO”), core funds from operations available to common shareholders (“Core FFO”), normalized funds from operations available to common shareholders (“Normalized FFO”), community NOI, same property NOI, and earnings before interest, taxes, depreciation, amortization and acquisition costs (“Adjusted EBITDA”), variously defined, as supplemental performance measures. While the Company believes net loss available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that it also adjusts for the effects of the change in the fair value of marketable securities and costs associated with the redemption of preferred stock. Normalized FFO reflects the same assumptions as Core FFO except that it also adjusts for gains and losses realized on marketable securities investments and certain one-time charges. Community NOI and Same Property NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), to be equal to net loss applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus change in the fair value of marketable securities and costs associated with the redemption of preferred stock.

Normalized FFO is calculated as Core FFO excluding gains and losses realized on marketable securities investments and certain one-time charges.

Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 38,895,000 shares for the three months ended March 31, 2019, and 36,195,000 the three months ended March 31, 2018. Common stock equivalents resulting from stock options in the amount of 250,000 shares for the three months ended March 31, 2019 are included in the diluted weighted shares outstanding. Common stock equivalents of 288,000 shares were excluded from the computation of the Diluted Net Loss per Share for the three months ended March 31, 2018 as their effect would be anti-dilutive.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is calculated as Community NOI, using all properties owned as of January 1, 2018, with the exception of Memphis Blues.

Adjusted EBITDA is calculated as net income (loss) plus interest expense, franchise taxes, depreciation, and the change in the fair value of marketable securities.

Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO should not be considered as substitutes for net loss applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	15

Press Release Dated May 2, 2019

FOR IMMEDIATE RELEASE	May 2, 2019
Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. REPORTS RESULTS FOR THE FIRST QUARTER ENDED MARCH 31, 2019

FREEHOLD, NJ, May 2, 2019........ UMH Properties, Inc. (NYSE:UMH) reported Total Income for the quarter ended March 31, 2019 of $34,287,000 as compared to $29,796,000 for the quarter ended March 31, 2018, representing an increase of 15%. Net Income Attributable to Common Shareholders amounted to $5,914,000 or $0.15 per diluted share for the quarter ended March 31, 2019 as compared to a Net Loss of $27,155,000 or $0.76 per diluted share for the quarter ended March 31, 2018.

Core Funds from Operations Attributable to Common Shareholders (“Core FFO”), was $6,091,000 or $0.16 per diluted share for the quarter ended March 31, 2019 as compared to $6,355,000 or $0.18 per diluted share for the quarter ended March 31, 2018. Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”), was $6,466,000 or $0.17 per diluted share for the quarter ended March 31, 2019, as compared to $6,335,000 or $0.18 per diluted share for the quarter ended March 31, 2018.

A summary of significant financial information for the three months ended March 31, 2019 and 2018 is as follows:

	For the Three Months Ended
	March 31,
	2019	2018

Total Income	$34,287,000	$29,796,000
Total Expenses	$29,750,000	$25,492,000
Increase (Decrease) in Fair Value of Marketable Securities	$8,596,000	$(25,899,000)
Net Income (Loss) Attributable to Common Shareholders	$5,914,000	$(27,155,000)
Net Income (Loss) Attributable to Common Shareholders per Diluted Common Share	$0.15	$(0.76)
Core FFO (1)	$6,091,000	$6,355,000
Core FFO (1) per Diluted Common Share	$0.16	$0.18
Normalized FFO (1)	$6,466,000	$6,335,000
Normalized FFO (1) per Diluted Common Share	$0.17	$0.18
Diluted Weighted Average Shares Outstanding	38,895,000	35,907,000

A summary of significant balance sheet information as of March 31, 2019 and December 31, 2018 is as follows:

	March 31, 2019	December 31, 2018

Gross Real Estate Investments	$892,248,000	$881,456,000
Marketable Securities at Fair Value	$108,700,000	$99,596,000
Total Assets	$899,708,000	$880,902,000
Mortgages Payable, net	$329,323,000	$331,093,000
Loans Payable, net	$115,055,000	$107,985,000
Total Shareholders’ Equity	$434,695,000	$424,698,000

UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	16

Samuel A. Landy, President and CEO, commented on the results of the first quarter of 2019.

“We are pleased to announce another solid quarter of operating results and an excellent start to 2019. During the quarter, we:

●	Increased Rental and Related Income by 12%;
●	Increased Community Net Operating Income (2) (“NOI”) by 9%;
●	Increased Same Property NOI (2) by 5%;
●	Increased Same Property Occupancy by 120 basis points from 81.9% to 83.1%;
●	Increased home sales by 44%;
●	Increased our rental home portfolio by 153 homes to approximately 6,700 total rental homes, representing an increase of 14%;
●	Raised $10.7 million through our Dividend Reinvestment and Stock Purchase Plan; and,
●	Increased our total market capitalization to $1.3 billion, representing an increase of 14%.”

Mr. Landy stated, “We have developed a business plan that has positioned the company for long-term growth. As evidenced by our income and sales growth, demand for affordable housing in our markets remains robust. The investments that we have made in our properties should continue to deliver improved operating results as we are able to further grow our occupancy and revenue.”

“Our same property performance continues to validate our business plan. Same property occupancy improved to 83.1% at quarter end 2019 as compared to 81.9% in 2018. This occupancy growth is attributable to our exceptional rental and sales demand.”

“We are particularly pleased to announce that after delivering sales growth of 45% in 2018, we began 2019 with an increase in sales of 44% for the quarter. We are optimistic about the potential earnings power of our sales operation.”

“Subsequent to quarter end, we further increased our liquidity and strengthened our financial flexibility and balance sheet by issuing 4 million shares of our 6.75% Series C Perpetual Preferred stock resulting in net proceeds of approximately $96.6 million. This capital will be invested in our core business which should lead to future earnings growth.”

UMH Properties, Inc. will host its First Quarter 2019 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Friday, May 3, 2019 at 10:00 a.m. Eastern Time.

The Company’s 2019 first quarter financial results being released herein will be available on the Company’s website at www.umh.reit in the “Financial Information and Filings” section.

To participate in the webcast, select the microphone icon found on the homepage www.umh.reit to access the call. Interested parties can also participate via conference call by calling toll free 877-513-1898 (domestically) or 412-902-4147 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Friday, May 3, 2019. It will be available until August 1, 2019 and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10129730. A transcript of the call and the webcast replay will be available at the Company’s website, www.umh.reit.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 118 manufactured home communities containing approximately 21,500 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana, Michigan and Maryland. In addition, the Company owns a portfolio of REIT securities.

UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	17

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Note:

(1)	Non-GAAP Information: We assess and measure our overall operating results based upon an industry performance measure referred to as Funds From Operations Attributable to Common Shareholders (“FFO”), which management believes is a useful indicator of our operating performance. FFO is used by industry analysts and investors as a supplemental operating performance measure of a REIT. FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), represents Net Income (Loss) Attributable to Common Shareholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance. We define Core Funds From Operations Attributable to Common Shareholders (“Core FFO”) as FFO plus costs of early extinguishment of debt, change in the fair value of marketable securities and costs associated with the redemption of preferred stock. We define Normalized Funds From Operations Attributable to Common Shareholders (“Normalized FFO”) as Core FFO excluding gains and losses realized on marketable securities investments and certain non-recurring charges. We define Community NOI as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. FFO, Core FFO and Normalized FFO, as well as Community NOI, should be considered as supplemental measures of operating performance used by REITs. FFO, Core FFO and Normalized FFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO, Normalized FFO and Community NOI and, accordingly, our FFO, Core FFO, Normalized FFO and Community NOI may not be comparable to all other REITs. The items excluded from FFO, Core FFO and Normalized FFO are significant components in understanding the Company’s financial performance.

FFO, Core FFO and Normalized FFO (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as an alternative to net income (loss) as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity.

The reconciliation of the Company’s U.S. GAAP net loss to the Company’s FFO, Core FFO and Normalized FFO for the three months ended March 31, 2019 and 2018 are calculated as follows:

	Three Months Ended
	3/31/19	3/31/18
Net Income (Loss) Attributable to Common Shareholders	$5,914,000	$(27,155,000)
Depreciation Expense	8,751,000	7,595,000
Loss on Sales of Depreciable Assets	22,000	16,000
FFO Attributable to Common Shareholders	14,687,000	(19,544,000)
(Increase) Decrease in Fair Value of Marketable Securities	(8,596,000)	25,899,000
Core FFO Attributable to Common Shareholders	6,091,000	6,355,000
Gain on Sales of Marketable Securities, net	-0-	(20,000)
Settlement of utility billing dispute over a prior 10-year period	375,000	-0-
Normalized FFO Attributable to Common Shareholders	$6,466,000	$6,335,000

The diluted weighted shares outstanding used in the calculation of Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share were 38,895,000 shares for the three months ended March 31, 2019 and 36,195,000 for the three months ended March 31, 2018. Common stock equivalents resulting from stock options in the amount of 250,000 shares for the three months ended March 31, 2019 are included in the diluted weighted shares outstanding. Common stock equivalents of 288,000 shares were excluded from the computation of the Diluted Net Loss per Share for the three months ended March 31, 2018 as their effect would be anti-dilutive.

UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	18

The following are the cash flows provided (used) by operating, investing and financing activities for the three months ended March 31, 2019 and 2018:

	2019	2018
Operating Activities	$12,175,000	$10,290,000
Investing Activities	(14,737,000)	(17,472,000)
Financing Activities	3,681,000	11,205,000

(2)	Excludes settlement of utility billing dispute over a prior 10-year period of $375,000.

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UMH Properties, Inc. | First Quarter FY 2019 Supplemental Information	19